As Filed With the Securities and Exchange Commission on November 25, 1998

                                                    Registration No. 333-
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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549
                                 --------------------

                                       FORM S-8

               REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                    CompuMed, Inc.
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                (Exact name of registrant as specified in its charter)

          Delaware                                     95-2860434
     --------------------------                   -------------------------
     (State or other jurisdiction of              (I.R.S. Employer
     incorporation or organization)               Identification No.)


     1230 Rosecrans Avenue, Suite 1000, Manhattan Beach, California        90266
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     (Address of principal executive offices)                         (Zip code)

                        CompuMed, Inc. 1992 Stock Option Plan
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                               (Full title of the plan)

                                    James Linesch
                                      President
                                  c/o CompuMed, Inc.
                          1230 Rosecrans Avenue, Suite 1000
                          Manhattan Beach, California  90266
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                       (Name and address of agent for service)

                                    (310) 643-5106
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             Telephone number, including area code, of agent for service

                                       Copy to:
                                 Bruce A. Rich, Esq.
                              THELEN REID & PRIEST LLP
                                  40 W. 57th Street
                                 New York, NY  10019


                      CALCULATION OF REGISTRATION FEE
        ====================================================================
                                  Proposed
        Proposed                  maximum     Proposed
        Title of    Amount to     offering     maximum
       securities       be         price      aggregate    Amount of
         to be      registered   per share    offering   registration
       registered      (1)          (2)         price         fee
       ---------------------------------------------------------------------
         Common
         Stock,
         $.01 par    320,000
         value        shares       $0.55      $176,000      $48.93
       ======================================================================

          (1) In addition, pursuant to Rule 416(a) under the Securities Act of 1933, as amended, this registration statement also covers any additional securities to be offered or issued in connection with a stock split, stock dividend or similar transaction.

          (2) Estimated for the sole purpose of calculating the registration fee in accordance with Rule 457(h) under the Securities Act of 1933, as amended, based on the average high and low prices reported on the 18th day of November, 1998.

                                    COMPUMED, INC.


                        COMPUMED, INC. 1992 STOCK OPTION PLAN


                                       PART II

                  INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


          This Registration Statement on Form S-8 is prepared pursuant to General Instruction E to Form S-8.

     ITEM 3.   INCORPORATION OF DOCUMENTS BY REFERENCE

          The following documents are hereby incorporated by reference into this Registration Statement:

          (a) The Registration Statement on Form S-8 (File No. 33-57896) of CompuMed, Inc. (the "Company"), as filed with the Securities and Exchange Commission (the "Commission") on February 8, 1993, to register 1,200,000 shares of the Common Stock, $.01 par value ("Common Stock"), underlying the Company's 1992 Stock Option Plan.

          (b) The Company's Registration Statement on Form S-8 (File No. 33-63433), as filed with the Commission on October 13, 1995, to register 360,000 shares of Common Stock underlying the Company's 1992 Stock Option Plan.

          (c) The Company's Registration Statement on Form S-8 (File No. 333-07791), as filed with the Commission on July 9, 1996, to register 400,000 shares of the Common Stock underlying the Company's 1992 Stock Option Plan.

     ITEM 8.   EXHIBITS.

               Exhibit No.    Description
               ----------     -----------

               3.1 Certificate of Incorporation of the Company [Incorporated by reference to Exhibit 3.1 to the Company's Registration Statement of Form S-1 (File No. 33-46061), effective May 7, 1992]

               3.2 Certificate of Amendment of Certificate of Incorporation [Incorporated by reference to
                              Exhibit 3.1a to Amendment No. 1 to Post-Effective Amendment No. 1 to the Company's Registration Statement on Form S-2 (File No. 33-48437), filed June 28, 1994]

               3.3 Certificate of Amendment of Certificate of Incorporation [Incorporated by reference to
                              Exhibit 3.1b to Amendment No. 2 to Post-Effective Amendment No. 1 to the Company's Registration Statement on Form S-2 (File No. 33-48437), filed November 7, 1994]

               3.4 Certificate of Correction of Certificate of Amendment [Incorporated by reference to Exhibit 3.1c to Amendment No. 2 to Post-Effective Amendment No. 1 to the Company's Registration Statement on Form S-2 (File No. 33-48437), filed November 7, 1995]

               3.5 By-Laws of the Company, as currently in effect [Incorporated by reference to Exhibit 3.2 to the Company's Registration Statement on Form S-1 (File No. 33-46061), effective May 7, 1992]

               3.6 Certificate of Designation of Class B Preferred Stock [Incorporated by reference to Exhibit 4.6 to the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 1995 (File No. 0-14210)]

               3.7 Certificate of Designation of Class C 7% Cumulative Convertible Preferred Stock [Incorporated by reference to Exhibit 3.1 to the Company's Form 8-K for an event of December 24, 1997]

               3.8 Certificate of Correction for the Certificate of Designation of Class C 7% Cumulative Convertible Preferred Stock [Incorporated by reference to
                              Exhibit 3.2 to the Company's Form 8-K for an event of December 24, 1997]

                5*            Opinion of Thelen Reid & Priest LLP

               10 CompuMed, Inc. 1992 Stock Option Plan [Incorporated by reference to Exhibit 10 to the Company's Registration Statement on Form S-8 (Commission File No. 33-63433)]

               23(b)*         Consent of Thelen Reid & Priest LLP (included in
                              Exhibit 5).

               24* Power of Attorney (included on signature page of this Registration Statement on Form S-8).

               ----------------------
                *  Filed herewith.

                                      SIGNATURES


          Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Manhattan Beach, State of California on the 23rd day of November, 1998.

                                        COMPUMED, INC.


                                        By:  /s/ James Linesch
                                           ------------------------
                                           James Linesch, President


                                  POWER OF ATTORNEY


          Each director and/or officer of the Company whose signature appears below hereby appoints James Linesch as his attorney-in-fact to sign in his name and behalf, in any and all capacities stated below and to file with the Commission, any and all amendments, including post-effective amendments, to this Registration Statement.

          Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


             Signature                      Title                Date
             ---------                      -----                ----


      /s/ James Linesch            President and Chief      November 23, 1998
     ------------------------      Financial Officer
         James Linesch

      /s/ Robert B. Goldberg       Chairman of the Board    November 23, 1998
     ------------------------
        Robert B. Goldberg

                                   Director                 November   , 1998
     ------------------------
        Herbert Lightstone

      /s/ John D. Minnick          Director                 November 23, 1998
     ------------------------
        John D. Minnick

      /s/ John Romm                Director                 November 23, 1998
     ------------------------
         John Romm

      /s/ Robert Stuckelman        Director                 November 23, 1998
     ------------------------
       Robert Stuckelman

                                  INDEX TO EXHIBITS
                                    COMPUMED, INC.
                                  ------------------


     Exhibit
       No.          Description
     -------        -----------

       5            Opinion of Thelen Reid & Priest LLP

       23(b)        Consent of Thelen Reid & Priest LLP (included in Exhibit 5).

       24 Power of Attorney (included on signature page of this Registration Statement on Form S-8).